                                                                EXHIBIT (D)(2)

                   Auction Market Preferred Shares, Series A


NUMBER                                                          _____ SHARES
1

                      MUNIHOLDINGS FLORIDA INSURED FUND II

ORGANIZED AS A BUSINESS TRUST UNDER THE LAWS               SEE REVERSE FOR
OF THE COMMONWEALTH OF MASSACHUSETTS                       CERTAIN DEFINITIONS

THIS CERTIFICATE IS TRANSFERABLE IN NEW YORK, NY           CUSIP #____________

THIS CERTIFIES THAT

                     CEDE & CO.

IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE AUCTION MARKET PREFERRED SHARES OF BENEFICIAL INTEREST, PAR VALUE $.10 PER SHARE, LIQUIDATION PREFERENCE $25,000 PER SHARE PLUS AN AMOUNT EQUAL TO ACCUMULATED BUT UNPAID DIVIDENDS THEREON (WHETHER OR NOT EARNED OR DECLARED) OF

                      MUNIHOLDINGS FLORIDA INSURED FUND II

TRANSFERABLE ON THE BOOKS OF SAID TRUST IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED.

THIS CERTIFICATE IS NOT VALID UNTIL COUNTERSIGNED BY THE TRANSFER AGENT AND REGISTERED BY THE REGISTRAR.

This certificate and the shares represented hereby are issued and shall be held subject to all provisions of the Declaration of Trust, dated November 17, 1997 (a copy of which has been filed with the Secretary of State of the Commonwealth of Massachusetts), and of the By-Laws of the Trust and of all the amendments from time to timer made thereto. The Declaration of Trust provides that the name MuniHoldings Florida Insured Fund II refers to the Trustees under the Declaration collectively as Trustees and not as individuals or personally, and no Trustee, shareholder, officer, employee or agent of the Trust may be held to any personal liability, nor may resort be had to their private property for the satisfaction of any obligation or claim otherwise in connection with the affairs of the Trust but the Trust property only shall be liable.

IN WITNESS WHEREOF, MUNIHOLDINGS FLORIDA INSURED FUND II HAS CAUSED ITS SEAL TO BE HERETO AFFIXED AND THIS CERTIFICATE TO BE EXECUTED IN ITS NAME AND BEHALF BY ITS DULY AUTHORIZED OFFICERS.

Dated:  _________ __, 1998

Countersigned and Registered:
          IBJ SCHRODER BANK & TRUST COMPANY
          (New York)     Transfer Agent
                                                _______________________________
                                                Vice President



          By:  __________________________       _______________________________
               Authorized Signature             Secretary

THE TRANSFER OF THE AUCTION MARKET PREFERRED SHARES REPRESENTED HEREBY IS SUBJECT TO THE RESTRICTIONS CONTAINED IN THE TRUST'S CERTIFICATE OF DESIGNATION. THE TRUST WILL FURNISH INFORMATION ABOUT SUCH RESTRICTIONS TO ANY SHAREHOLDER, WITHOUT CHARGE, UPON REQUEST TO THE SECRETARY OF THE TRUST.

                      MUNIHOLDINGS FLORIDA INSURED FUND II

      A full statement of the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the shares of each class and series of shares of beneficial interest which the Trust is authorized to issue and the differences in the relative rights and preferences between the shares of each class and series to the extent that they have been set, and the authority of the Board of Trustees to set the relative rights and preferences of subsequent classes and series, will be furnished by the Trust to any shareholder, without charge, upon request to the Secretary of the Trust at its principal office.

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM--as tenants in common    UNIF GIFT MIN ACT--______ Custodian________
TEN ENT--as tenants by the                          (Cust)          (Minor)
         entireties
JT TEN-- as joint tenants with     under Uniform Gifts to
         right of survivorship     Minors Act __________
         and not as tenants in                 (State)
         common


     Additional abbreviations also may be used though not in the above list.


For value received, _______________________ hereby sell, assign and transfer unto

Please insert social securities or other identifying number of assignee
[                           ]

-------------------------------------------------------------------------------
(Please Print or Typewrite Name and Address, Including Zip Code, of Assignee)

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

------------------------------------------------------------------------ shares of the shares of beneficial interest represented by the within Certificate, and do hereby irrevocably constitute and appoint

-------------------------------------------------------------------------------
Attorney to transfer the said shares on the books of the within named Trust with full power of substitution in the premises.


Dated:________________________


                    -------------------------------------
           NOTICE: The Signature to this assignment must correspond with the name as written upon the face of the Certificate in every particular, without alteration or enlargement or any change whatsoever.

                   Auction Market Preferred Shares, Series B


NUMBER                                                          _____ SHARES
1

                      MUNIHOLDINGS FLORIDA INSURED FUND II

ORGANIZED AS A BUSINESS TRUST UNDER THE LAWS             SEE REVERSE FOR
OF THE COMMONWEALTH OF MASSACHUSETTS                     CERTAIN DEFINITIONS

THIS CERTIFICATE IS TRANSFERABLE IN NEW YORK, NY         CUSIP #______________

THIS CERTIFIES THAT

                     CEDE & CO.

IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE AUCTION MARKET PREFERRED SHARES OF BENEFICIAL INTEREST, PAR VALUE $.10 PER SHARE, LIQUIDATION PREFERENCE $25,000 PER SHARE PLUS AN AMOUNT EQUAL TO ACCUMULATED BUT UNPAID DIVIDENDS THEREON (WHETHER OR NOT EARNED OR DECLARED) OF

                      MUNIHOLDINGS FLORIDA INSURED FUND II

TRANSFERABLE ON THE BOOKS OF SAID TRUST IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED.

THIS CERTIFICATE IS NOT VALID UNTIL COUNTERSIGNED BY THE TRANSFER AGENT AND REGISTERED BY THE REGISTRAR.

This certificate and the shares represented hereby are issued and shall be held subject to all provisions of the Declaration of Trust, dated November 17, 1997 (a copy of which has been filed with the Secretary of State of the Commonwealth of Massachusetts), and of the By-Laws of the Trust and of all the amendments from time to timer made thereto. The Declaration of Trust provides that the name MuniHoldings Florida Insured Fund II refers to the Trustees under the Declaration collectively as Trustees and not as individuals or personally, and no Trustee, shareholder, officer, employee or agent of the Trust may be held to any personal liability, nor may resort be had to their private property for the satisfaction of any obligation or claim otherwise in connection with the affairs of the Trust but the Trust property only shall be liable.

IN WITNESS WHEREOF, MUNIHOLDINGS FLORIDA INSURED FUND II HAS CAUSED ITS SEAL TO BE HERETO AFFIXED AND THIS CERTIFICATE TO BE EXECUTED IN ITS NAME AND BEHALF BY ITS DULY AUTHORIZED OFFICERS.

Dated:  _________ __, 1998

Countersigned and Registered:
     IBJ SCHRODER BANK & TRUST COMPANY
     (New York)     Transfer Agent            ___________________________
                                                   Vice President


By:  _________________________________        ___________________________
       Authorized Signature                        Secretary

THE TRANSFER OF THE AUCTION MARKET PREFERRED SHARES REPRESENTED HEREBY IS SUBJECT TO THE RESTRICTIONS CONTAINED IN THE TRUST'S CERTIFICATE OF DESIGNATION. THE TRUST WILL FURNISH INFORMATION ABOUT SUCH RESTRICTIONS TO ANY SHAREHOLDER, WITHOUT CHARGE, UPON REQUEST TO THE SECRETARY OF THE TRUST.

                      MUNIHOLDINGS FLORIDA INSURED FUND II

      A full statement of the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the shares of each class and series of shares of beneficial interest which the Trust is authorized to issue and the differences in the relative rights and preferences between the shares of each class and series to the extent that they have been set, and the authority of the Board of Trustees to set the relative rights and preferences of subsequent classes and series, will be furnished by the Trust to any shareholder, without charge, upon request to the Secretary of the Trust at its principal office.

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM--as tenants in common     UNIF GIFT MIN ACT--______ Custodian ______
TEN ENT--as tenants by the                           (Cust)          (Minor)
         entireties
JT TEN-- as joint tenants with      under Uniform Gifts to
         right of survivorship      Minors Act _________
         and not as tenants in                 (State)
         common

     Additional abbreviations also may be used though not in the above list.


For value received, _______________________ hereby sell, assign and transfer unto

Please insert social securities or other identifying number of assignee
[                       ]

-------------------------------------------------------------------------------
(Please Print or Typewrite Name and Address, Including Zip Code, of Assignee)

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-----------------------------------------------------------------------shares of the shares of beneficial interest represented by the within Certificate, and do hereby irrevocably constitute and appoint

-------------------------------------------------------------------------------
Attorney to transfer the said shares on the books of the within named Trust with full power of substitution in the premises.


Dated:________________________

                    -----------------------------------------
           NOTICE: The Signature to this assignment must correspond with the name as written upon the face of the Certificate in every particular, without alteration or enlargement or any change whatsoever.


                                       1